UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2018

S&W SEED COMPANY
(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

106 K Street, Suite 300 Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (559) 884-2535

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

EXPLANATORY NOTE

On October 26, 2018, S&W Seed Company (the "Company") filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Original Form 8-K"), to disclose that it had completed its acquisition of substantially all of the assets of Chromatin, Inc. (together with certain of its subsidiaries and affiliates in receivership, "Chromatin"), as well as the assumption of certain contracts and limited specified liabilities of Chromatin, for an aggregate cash purchase price of approximately $26.5 million.

This Form 8-K/A amends the Original Form 8-K to include the financial information required by Item 9.01 of Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following audited special purpose financial statements are filed as Exhibit 99.1 attached hereto and are incorporated herein by reference:

(1) Independent Auditor's Report;

(2) Audited Special Purpose Statement of Assets Acquired and Liabilities Assumed as of September 30, 2018;

(3) Audited Special Purpose Statement of Revenues and Direct Expenses for the Nine Month Period Ended September 30, 2018;

(4) Notes to the Audited Special Purpose Financial Statements;

The following unaudited special purpose financial statements are filed as Exhibit 99.2 attached hereto and are incorporated herein by reference:

(1) Unaudited Special Purpose Statement of Assets Acquired and Liabilities Assumed as of December 31, 2017;

(2) Unaudited Special Purpose Statement of Revenues and Direct Expenses for the Year Ended December 31, 2017; and

(3) Notes to the Unaudited Special Purpose Financial Statements

Full financial statements specified in Rule 3-05 of Regulation S-X are not presented because Chromatin, prior to entering receivership, had engaged in a number of complex financing and tax transactions that are not relevant to the business purchased by the Company, and because preparing financial information for certain subsidiaries of Chromatin that were not acquired by the Company would be impracticable and of no relevance to the business acquired by the Company. Therefore, such full financial statements and other financial information could not be provided without unreasonable effort and expense.

The Special Purpose Statement of Revenues and Direct Expenses reflect only those sales and revenues directly attributable to the Chromatin business. The direct expenses of Chromatin presented in these statements include cost of goods sold related to the Chromatin's sales and other direct expenses. Depreciation expense of assets used in the Chromatin business is included, but depreciation associated with assets not acquired, interest expense, legal and professional fees and income taxes have been excluded from the financial statements.

Pursuant to a letter dated October 16, 2018, the staff of the SEC stated that it would permit the Company to provide the foregoing special purpose financial statements in lieu of the full financial statements required by Regulation S-X. These financial statements do not necessarily represent the assets sold or liabilities assumed or revenues and direct expenses as if the Chromatin business had been operating as a separate, stand-alone entity during the periods presented. In addition, the financial statements may not be indicative of the financial condition or results of operations of the Chromatin business going forward.

(b) Pro Forma Financial Information:

The following unaudited pro forma condensed combined financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference:

(1) Unaudited Pro Forma Combined Balance Sheet at September 30, 2018; and

(2) Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended September 30, 2018 and the Fiscal Year Ended June 30, 2018.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Crowe LLP
99.1	Audited special purpose financial statements
99.2	Unaudited special purpose financial statements
99.3	Unaudited pro forma combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

Date: January 2, 2019

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer